TAXES ON INCOME - Effective tax rate reconciliation (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
TAXES ON INCOME
Income before taxes on income, as reported in the consolidated statements of income	$ 127,906	$ 78,601	$ 28,912
Statutory tax rate in Israel	23.00%	23.00%	23.00%
Theoretical taxes on income	$ 29,418	$ 18,078	$ 6,650
Stock-based compensation	(2,627)
Foreign currency measurement differences			662
Preferred Technological Enterprise tax	(10,403)	(5,695)	(1,996)
Subsidiaries taxed at different tax rate	145	(74)	418
Non-deductible expenses	2,440	5,871	732
Uncertain tax positions	7,820	2,015	858
Other	(378)	(128)	(140)
Total taxes on income / expenses	$ 26,415	$ 20,067	$ 7,184
Earnings Per Share Basic, Effect Of Tax Benefits (in $ per share)	$ 0.18	$ 0.10	$ 0.04
Earnings Per Share Diluted, Effect Of Tax Benefits (in $ per share)	$ 0.17	$ 0.10	$ 0.04